EXHIBIT 10.8


                         GALACTICOMM TECHNOLOGIES, INC.

                               4101 S.W. 47 Avenue
                                    Suite 101

                          Ft. Lauderdale, Florida 33314

                                September 8, 1997

Union Atlantic Partners I Limited
c/o Bayard International Trust (Luxembourg) S.A.
1 Rue du St. Esprit
L-1475 Luxembourg

      Re: SECURED CONVERTIBLE PROMISSORY NOTE (THE "NOTE") OF GALACTICOMM TECHNOLOGIES, INC., F/K/A I-VIEW SOFTWARE, INC. (THE "COMPANY") IN FAVOR OF UNION ATLANTIC PARTNERS I LIMITED, DATED NOVEMBER 21, 1996, IN THE PRINCIPAL AMOUNT OF $125,000.00

Dear Sirs:

      This letter agreement will serve to amend the terms of the Note. All capitalized terms contained herein have the meanings set forth in the Note, unless otherwise specifically defined herein.

      Section 4(a) of the Note is hereby deleted in its entirety and replaced by the following:

      "Upon the earliest to occur of any of the following events:

           (i)  upon the written demand of the Payee;

           (ii) on the date that the Company's Registration Statement, regarding an initial public offering of its securities, is declared effective by the Securities and Exchange Commission; or

           (iii) upon the written demand of the Company, on or before April 15, 1998, if the Company's financial statements, as prepared by a "Big 6" accounting firm, for the Company's fiscal year ending December 31, 1997, show Company after tax earnings of $1,000,000 or more, then (x) all principal due and payable under this Note (the "Outstanding Amount") shall be converted into that number of shares of Common Stock (the "Converted Shares") equal to the Outstanding Amount divided by the Conversion Price, and (y) all accrued interest due and payable under this Note shall be paid by the Company to the Payee, in cash."


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Union Atlantic Partners I Limited
November 6, 1997
Page 2

      All of the other terms and conditions of the Note shall remained unchanged and in full force and effect. If you agree with this amendment to the Note, please: (a) sign and date this letter in the space provided below; and (b) return an original signed copy of the letter to us.

                               GALACTICOMM TECHNOLOGIES, INC.

                               By: /s/ PETER BERG
                                  ---------------------------
                                  Peter Berg, Chairman & CEO

Agreed to and accepted by:

UNION ATLANTIC PARTNERS I LIMITED

By: /s/ LEONARD J. SOKOLOW
   -----------------------
Name: Leonard J. Sokolow
Title: President